UNITED STATES
SECURITIES AND EXCHANGE COMMISION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 28, 2005

MEDIAMAX TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

NEVADA	333-47699	77-0140428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No .)

668 N. 44th Street, Suite 241, Phoenix, Arizona 85008
(Address of principal executive offices) (Zip Code)

602-267-3800
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(C)under Exchange Act (17 CFR 240.13e-4(C))

Item 1.01 Entry into a Material Definitive Agreement

On August 28, 2005, MediaMax Technology Corp. ("the Company") entered into a Third Amended and Restated Marketing Agreement (the "Agreement") with SunnComm International, Inc. ("SunnComm"). The Agreement provides for the Company to market and sell any products which SunnComm owns, develops or otherwise has the right to license, from which the Company derives 40% of all gross revenues generated from its marketing and sales efforts.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements

Not applicable

(b) Exhibits

EXHIBIT No. DESCRIPTION

10.1  Third Amended and Restated Marketing Agreement between MediaMax Technology Corporation, and SunnComm International Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

MEDIAMAX TECHNOLOGY CORPORATION

By: /s/ Scott Stoegbauer
Name: Scott Stoegbauer
Title: President

Dated: August 31, 2006